UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 25, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

The Company incorrectly stated the value of the Extraordinary Stock Dividend on a Form 8-K filed today being August 25, 2008.

Based upon the number of outstanding shares as at August 25, 2008; the value of this Extraordinary Dividend is valued at US$0.0231 per 1 (one) share of Fortress Financial Group, Inc. An error was made on the previous filing stating that the value of this stock Dividend was in the amount of US$0.231 per 1 (one) share) of Fortress Financial Group, Inc.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

August 25, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

3